ITEM 10(a)
                              EXHIBIT TO FORM N-CSR

                    REGISTRANT NAME: MASON STREET FUNDS, INC.
                             FILE NUMBER: 811-07961
                        REGISTRANT CIK NUMBER: 0001023744


     I, Mark G. Doll, certify that:

1.   I have reviewed this report on Form N-CSR of Mason Street Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report; and

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.



Date: November 3, 2003


/s/ Mark G. Doll
-----------------------
Mark G. Doll, President

                                   ITEM 10(a)
                              EXHIBIT TO FORM N-CSR
                    REGISTRANT NAME: MASON STREET FUNDS, INC.
                             FILE NUMBER: 811-07961
                        REGISTRANT CIK NUMBER: 0001023744


     I, Walter M. Givler, certify that:

1.   I have reviewed this report on Form N-CSR of Mason Street Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report; and

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.


Date: November 3, 2003


                                          /s/Walter M. Givler
                                          ------------------------------------
                                          Walter M. Givler, Vice President,
                                          Chief Financial Officer and Treasurer